Exhibit 21
Marsh & McLennan Companies, Inc.
List of Subsidiaries
as of 2-17-2012

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	A.C.N. 000 951 146 Pty Limited	Australia
3	A.C.N. 001 572 961 Pty Limited	Australia
4	A.C.N. 076 935 683 Pty Limited	Australia
5	A.C.N. 102 322 574 Pty Limited	Australia
6	Academee Limited	United Kingdom
7	Academee Pte Limited	Singapore
8	Access Equity Enhanced Fund GP, LLC	Delaware
9	Admiral Holdings Limited	United Kingdom
10	Advantage Premium Finance Company	Texas
11	AFCO Premium Acceptance Inc.	California
12	AFCO Premium Credit LLC	Delaware
13	Affinity Financial, Incorporated	Iowa
14	Aldgate Investments Limited	Bermuda
15	Alexander Forbes Compensation Technologies Administration (Pty) Limited	South Africa
16	Alexander Forbes iConnect (Pty) Limited	South Africa
17	Alexander Forbes Insurance Management Services Namibia (Pty) Limited	Namibia
18	Alexander Forbes Risk Services (Botswana) (Pty) Limited	Botswana
19	All Asia Sedgwick Insurance Brokers Corporation	Philippines
20	APRIMAN, Inc. (for dissolution)	California
21	Assivalo Comercial E Representacoes Ltda.	Brazil
22	Assur Conseils Marsh S.A.	Senegal
23	Assurance Capital Corporation	Virginia
24	Assurance Services Corporation	Virginia
25	Australian World Underwriters Pty Ltd.	Australia
26	Bain Clarkson Reinsurance Pty Ltd.	Australia
27	BM 2011 Limited (in liquidation)	United Kingdom
28	BMAR 2011 Limited (in liquidation)	United Kingdom
29	Bostonian Solutions Property & Casualty, LLC	Massachusetts
30	Bowring (Bermuda) Investments Ltd.	Bermuda
31	Bowring Marine Limited	United Kingdom
32	Bowring Marsh (Bermuda) Ltd.	Bermuda
33	Bowring Marsh (Dublin) Limited	Ireland
34	Bowring Marsh Asia Pte. Ltd.	Singapore
35	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
36	Bowring Marsh Limited	United Kingdom
37	Buro Riethmann AG	Switzerland
38	C.T. Bowring Limited	United Kingdom
39	Capatho AB	Sweden
40	Chas. G. Haake & Sons, Inc.	Missouri
41	Chronos Insurance Brokers Pty Limited	Australia

42	Claims and Recovery Management (Australia) Pty Limited	Australia
43	Collins Capital Advisors, LLC	Minnesota
44	Collins Capital Holdings, LLC	Minnesota
45	Compañias DeLima S.A.	Colombia
46	Confidentia Life Insurance Agency Ltd.	Israel
47	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
48	Constantinidi Marsh SA	Uruguay
49	Consultores 2020 C.A.	Venezuela
50	Consultores de Proteccion y Riesgos Ltda.	Colombia
51	CRG (Singapore) Pte Ltd	Singapore
52	CS STARS LLC	Delaware
53	Cullen Egan Dell Limited	New Zealand
54	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
55	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
56	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
57	EnBW Versicherungs Vermittlung GmbH	Germany
58	Encompass Insurance Agency Pty Ltd.	Australia
59	Encon Group Inc./Groupe Encon Inc.	Canada
60	English Pension Trustees Limited	United Kingdom
61	Epsilon (US) Insurance Company	New York
62	Epsilon Insurance Company, Ltd.	Cayman Islands
63	Exmoor Management Company Limited	Bermuda
64	Faulkner & Flynn, Inc.	Virginia
65	Gem Insurance Company Limited	Bermuda
66	Generale de Courtage d'Assurances S.A.R.L.	Togo
67	Gerenciadora de Riesgos S.A.	Argentina
68	GHC Financial Institutions Insurance Services Limited	United Kingdom
69	Gibbs Treaty Limited	United Kingdom
70	Global Premium Finance Company	Virginia
71	Guian S.A.	France
72	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
73	Guy Carpenter & Cia., S.A.	Spain
74	Guy Carpenter & Co. Labuan Ltd.	Malaysia
75	Guy Carpenter & Company (Pty) Limited	South Africa
76	Guy Carpenter & Company AB	Sweden
77	Guy Carpenter & Company B.V.	Netherlands
78	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
79	Guy Carpenter & Company GmbH	Germany
80	Guy Carpenter & Company Limited	United Kingdom
81	Guy Carpenter & Company Limited	Ireland
82	Guy Carpenter & Company Limited	New Zealand
83	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
84	Guy Carpenter & Company Private Limited	Singapore
85	Guy Carpenter & Company Pty. Limited	Australia
86	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
87	Guy Carpenter & Company S.r.l.	Italy
88	Guy Carpenter & Company Venezuela, C.A. (in liquidation)	Venezuela
89	Guy Carpenter & Company, Limited	Hong Kong
90	Guy Carpenter & Company, LLC	Delaware

91	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
92	Guy Carpenter & Company, Ltda.	Brazil
93	Guy Carpenter & Company, S.A.	Belgium
94	Guy Carpenter & Company, S.A.	Argentina
95	Guy Carpenter & Company, S.A.S.	France
96	Guy Carpenter Bermuda Ltd.	Bermuda
97	Guy Carpenter Broking, Inc.	Delaware
98	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
99	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
100	Guy Carpenter Japan, Inc.	Japan
101	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
102	Guy Carpenter Reinsurance Brokers Philippines, Inc.	Philippines
103	Hansen International Limited	Delaware
104	HAPIP GP 2009, LLC	Delaware
105	HAPIP GP, LLC	Delaware
106	Houstoun, Woodard, Eason, Gentle, Tomforde and Anderson, Inc.	Texas
107	HSBC Insurance Brokers (Singapore) Pte Ltd.	Singapore
108	HSBC Insurance Brokers International (Abu Dhabi) LLC	United Arab Emirates
109	IA/BCH Strategic Alliance, L.L.C.	Texas
110	IAS Barbados, Ltd.	Barbados
111	Industrial Risks Protection Consultants	Nigeria
112	Insbrokers Ltda.	Uruguay
113	INSIA a.s.	Czech Republic
114	InSolutions Limited	United Kingdom
115	Insurance Brokers of Nigeria Limited	Nigeria
116	Interlink Securities Corp.	California
117	Invercol Limited	Bermuda
118	Irish Pensions Trust Limited	Ireland
119	J&H Benefits Plus, Inc.	Philippines
120	J&H Marsh & McLennan Limited	Hong Kong
121	Japan Affinity Marketing, Inc.	Japan
122	John B. Collins Associates (UK) Limited (in liquidation)	United Kingdom
123	Johnson & Higgins (Bermuda) Limited	Bermuda
124	Johnson & Higgins Holdings Limited (in liquidation)	United Kingdom
125	Johnson & Higgins Limited	United Kingdom
126	Kessler & Co Inc.	Switzerland
127	Kessler & Co Inc.	Liechtenstein
128	Kessler Consulting Inc.	Switzerland
129	Kessler Prevoyance Inc.	Switzerland
130	Law and Business Economics Limited	United Kingdom
131	Lippincott & Margulies, Inc.	New York
132	Lynch Insurance Brokers Limited	Barbados
133	M&M Vehicle, L.P.	Delaware
134	M.A.S. 2010 Limited (in liquidation)	United Kingdom
135	M.S. 2010 Limited (in liquidation)	United Kingdom
136	Macquarie J.V.	Australia
137	Mangrove Insurance Solutions PCC Limited	Isle of Man
138	Mangrove Insurance Solutions, PCC	District Of Columbia
139	Marsh & McLennan (PNG) Limited	Papua New Guinea

140	Marsh & McLennan Agencies AS	Norway
141	Marsh & McLennan Agencies Ltd.	Hong Kong
142	Marsh & McLennan Agency AB	Sweden
143	Marsh & McLennan Agency LLC	Delaware
144	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
145	Marsh & McLennan C&I GP, Inc.	Delaware
146	Marsh & McLennan Companies France S.A.	France
147	Marsh & McLennan Companies UK Limited	United Kingdom
148	Marsh & McLennan Companies, Inc.	Delaware
149	Marsh & McLennan Deutschland GmbH	Germany
150	Marsh & McLennan Global Broking (Bermuda) Limited	Bermuda
151	Marsh & McLennan GP I, Inc.	Delaware
152	Marsh & McLennan GP II, Inc.	Delaware
153	Marsh & McLennan Holdings, Inc.	Delaware
154	Marsh & McLennan Insurance Services Limited	Hong Kong
155	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
156	Marsh & McLennan Risk Capital Holdings, Ltd.	Delaware
157	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
158	Marsh & McLennan Shared Services Canada Limited/Services partagés Marsh & McLennan Canada limitée	Canada
159	Marsh & McLennan Shared Services Corporation	Delaware
160	Marsh & McLennan Sweden AB	Sweden
161	Marsh & McLennan Tech GP II, Inc.	Delaware
162	Marsh & McLennan, Incorporated (for dissolution)	Virgin Islands
163	Marsh (Bahrain) Company SPC	Bahrain
164	Marsh (Beijing) Insurance Brokers Co. Ltd.	China
165	Marsh (Beijing) Risk Consulting Co. Ltd.	China
166	Marsh (Hong Kong) Limited	Hong Kong
167	Marsh (Insurance Brokers) LLP	Kazakhstan
168	Marsh (Insurance Services) Limited	United Kingdom
169	Marsh (Isle of Man) Limited	Isle of Man
170	Marsh (Middle East) Limited	United Kingdom
171	Marsh (Namibia) (Pty) Limited	Namibia
172	Marsh (Proprietary) Limited	Botswana
173	Marsh (Pty) Limited	South Africa
174	Marsh (QLD) Pty Ltd.	Australia
175	Marsh (Risk Consulting) LLP	Kazakhstan
176	Marsh (Singapore) Pte Ltd	Singapore
177	Marsh - Insurance Brokers ZAO	Russian Federation
178	Marsh A/S	Denmark
179	Marsh AB	Sweden
180	Marsh Africa (Pty) Limited	South Africa
181	Marsh AG	Switzerland
182	Marsh Argentina S.R.L.	Argentina
183	Marsh AS	Norway
184	Marsh Associates (Pty) Ltd	South Africa
185	Marsh Austria G.m.b.H.	Austria
186	Marsh Aviation Insurance Broking Pty Ltd (In Liquidation)	Australia
187	Marsh B.V.	Netherlands

188	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
189	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
190	Marsh Broker Japan, Inc.	Japan
191	Marsh Brokers (Hong Kong) Limited	Hong Kong
192	Marsh Brokers Limited	United Kingdom
193	Marsh Canada Limited/Marsh Canada Limitee	Canada
194	Marsh Commercial Insurance Agencies Pty Ltd.	Australia
195	Marsh Corporate Services (Barbados) Limited	Barbados
196	Marsh Corporate Services Isle of Man Ltd	Isle of Man
197	Marsh Corporate Services Limited	United Kingdom
198	Marsh Corporate Services Malta Limited	Malta
199	Marsh Corretora de Seguros Ltda.	Brazil
200	Marsh d.o.o. Beograd	Serbia, Republic of
201	Marsh d.o.o. za posredovanje u osiguranju	Croatia
202	Marsh Egypt LLC	Egypt
203	Marsh Employee Benefits Limited	Ireland
204	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
205	Marsh EOOD	Bulgaria
206	Marsh Eurofinance B.V.	Netherlands
207	Marsh Europe S.A.	Belgium
208	Marsh Executive Benefits International Ltd.	Bermuda
209	Marsh Executive Benefits, Inc.	New York
210	Marsh For Insurance Services	Egypt
211	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
212	Marsh Global Placement S.A.C. Corredores de Reaseguros	Peru
213	Marsh GmbH	Germany
214	Marsh GSC Administracao e Corretagem de Seguros Ltda.	Brazil
215	Marsh Holding AB	Sweden
216	Marsh Holdings (Pty) Limited	South Africa
217	Marsh Holdings B.V.	Netherlands
218	Marsh IAS Management Services (Bermuda) Ltd.	Bermuda
219	Marsh Inc.	Delaware
220	Marsh India Insurance Brokers Private Limited	India
221	Marsh INSCO LLC	United Arab Emirates
222	Marsh Insurance & Investments Corp.	Delaware
223	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
224	Marsh Insurance Brokers	United Kingdom
225	Marsh Insurance Brokers (Macau) Limited	Macao
226	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
227	Marsh Insurance Brokers (Private) Limited	Zimbabwe
228	Marsh Insurance Brokers Limited	Cyprus
229	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
230	Marsh Insurance Services Limited	New Zealand
231	Marsh Intermediaries, Inc. (for dissolution)	New York
232	Marsh International Broking Holdings Limited	United Kingdom
233	Marsh International Holdings II, Inc.	Delaware
234	Marsh International Holdings, Inc.	Delaware
235	Marsh Investment B.V.	Netherlands
236	Marsh Investment Services Limited	United Kingdom

237	Marsh Ireland Holdings Limited	Ireland
238	Marsh Israel (1999) Ltd.	Israel
239	Marsh Israel (Holdings) Ltd.	Israel
240	Marsh Israel Consultants Ltd.	Israel
241	Marsh Israel Insurance Agency Ltd.	Israel
242	Marsh Israel International Brokers Ltd.	Israel
243	Marsh Japan, Inc.	Japan
244	Marsh Kft.	Hungary
245	Marsh Kindlustusmaakler AS	Estonia
246	Marsh Korea, Inc.	Korea, Republic of
247	Marsh Life & Pension Oy	Finland
248	Marsh Limited	Fiji
249	Marsh Limited	New Zealand
250	Marsh Limited	United Kingdom
251	Marsh LLC	Ukraine
252	Marsh LLC Insurance Brokers	Greece
253	Marsh Ltd.	Wisconsin
254	Marsh Management Services (Barbados) Limited	Barbados
255	Marsh Management Services (British Virgin Islands) Ltd	Virgin Islands, British
256	Marsh Management Services (Cayman) Ltd.	Cayman Islands
257	Marsh Management Services (Dubai) Limited	United Arab Emirates
258	Marsh Management Services (Dublin) Limited	Ireland
259	Marsh Management Services (Gibraltar) Limited (in liquidation)	Gibraltar
260	Marsh Management Services (Labuan) Limited	Malaysia
261	Marsh Management Services (USVI) Ltd.	Virgin Islands
262	Marsh Management Services Guernsey Limited	Guernsey
263	Marsh Management Services Inc.	New York
264	Marsh Management Services Isle of Man Limited	Isle of Man
265	Marsh Management Services Jersey Limited	Jersey
266	Marsh Management Services Luxembourg SA	Luxembourg
267	Marsh Management Services Malta Limited	Malta
268	Marsh Management Services Singapore Pte. Ltd.	Singapore
269	Marsh Management Services Sweden AB	Sweden
270	Marsh Marine & Energy AB	Sweden
271	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
272	Marsh Micronesia, Inc.	Guam
273	Marsh Oman LLC	Oman
274	Marsh Oy	Finland
275	Marsh PB Co., Ltd.	Thailand
276	Marsh Peru S.A. Corredores de Seguros	Peru
277	Marsh Philippines, Inc.	Philippines
278	Marsh Placement Services Hong Kong Ltd.	Hong Kong
279	Marsh Privat, A.I.E.	Spain
280	Marsh Private Client Life Insurance Services	California
281	Marsh Pty. Ltd.	Australia
282	Marsh Qatar LLC	Qatar
283	Marsh Resolutions Pty Limited	Australia
284	Marsh Risk Consulting B.V.	Netherlands
285	Marsh Risk Consulting Limitada	Chile

286	Marsh Risk Consulting Services S.r.L.	Italy
287	Marsh Risk Consulting, S.L.	Spain
288	Marsh Risk Management Private Ltd.	India
289	Marsh S.A.	Belgium
290	Marsh S.A.	France
291	Marsh S.A. Corredores De Seguros	Chile
292	Marsh S.p.A.	Italy
293	Marsh s.r.o.	Czech Republic
294	Marsh s.r.o.	Slovakia
295	Marsh SA	Luxembourg
296	Marsh SA (Argentina)	Argentina
297	Marsh Saldana Inc.	Puerto Rico
298	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
299	Marsh Secretarial Services Limited	United Kingdom
300	Marsh Services Limited	United Kingdom
301	Marsh Services Spolka z.o.o.	Poland
302	Marsh SIA	Latvia
303	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
304	Marsh Spolka z.o.o.	Poland
305	Marsh Szolgaltato Kft.	Hungary
306	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
307	Marsh Treasury Services (Dublin) Limited	Ireland
308	Marsh Treasury Services Limited	United Kingdom
309	Marsh Tunisia S.A.R.L.	Tunisia
310	Marsh UK Limited	United Kingdom
311	Marsh USA (India) Inc.	Delaware
312	Marsh USA Borrower LLC	Delaware
313	Marsh USA Inc.	Delaware
314	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
315	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
316	Marsh, Lda.	Portugal
317	Marsh, S.A. Mediadores de Seguros	Spain
318	Matthiessen Assurans AB	Sweden
319	Matthiessen Reinsurance Ltd AB	Sweden
320	Mearbridge LLC	Delaware
321	Mercer (Argentina) S.A.	Argentina
322	Mercer (Australia) Pty Ltd	Australia
323	Mercer (Austria) GmbH	Austria
324	Mercer (Belgium) SA-NV	Belgium
325	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
326	Mercer (Colombia) Ltda.	Colombia
327	Mercer (Czech) a.s.	Czech Republic
328	Mercer (Danmark) A/S	Denmark
329	Mercer (Finland) OY	Finland
330	Mercer (France) SAS	France
331	Mercer (Hong Kong) Limited	Hong Kong
332	Mercer (Hungary) Kft.	Hungary
333	Mercer (Ireland) Limited	Ireland
334	Mercer (Malaysia) Sdn. Bhd.	Malaysia

335	Mercer (N.Z.) Limited	New Zealand
336	Mercer (Nederland) B.V.	Netherlands
337	Mercer (Norge) AS	Norway
338	Mercer (Polska) Sp.z o.o.	Poland
339	Mercer (Portugal) Lda	Portugal
340	Mercer (Puerto Rico), Inc.	Puerto Rico
341	Mercer (Singapore) Pte. Ltd.	Singapore
342	Mercer (Sweden) AB	Sweden
343	Mercer (Switzerland) SA	Switzerland
344	Mercer (Taiwan) Ltd.	Taiwan
345	Mercer (Thailand) Ltd.	Thailand
346	Mercer (US) Inc.	Delaware
347	Mercer Agencia de Seguros Ltda.	Colombia
348	Mercer Asesores de Seguros S.A.	Argentina
349	Mercer Broking Ltd.	Taiwan
350	Mercer Certificering B.V.	Netherlands
351	Mercer Consultation (Quebec) Ltee.	Canada
352	Mercer Consulting (Australia) Pty Ltd	Australia
353	Mercer Consulting (Chile) Ltda.	Chile
354	Mercer Consulting (China) Ltd.	China
355	Mercer Consulting (France) SAS	France
356	Mercer Consulting (India) Private Ltd.	India
357	Mercer Consulting B.V.	Netherlands
358	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
359	Mercer Consulting Limited	United Kingdom
360	Mercer Consulting Middle East Limited	United Arab Emirates
361	Mercer Consulting S.L.	Spain
362	Mercer Consulting Venezuela, C.A.	Venezuela
363	Mercer Corredores de Seguros Ltda.	Chile
364	Mercer Corretora de Seguros Ltda	Brazil
365	Mercer Danismanlik Anonim Sirketi	Turkey
366	Mercer Deutschland GmbH	Germany
367	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
368	Mercer Employee Benefits Limited	United Kingdom
369	Mercer Employee Benefits OY	Finland
370	Mercer Financial Advice (Australia) Pty Ltd	Australia
371	Mercer Financial Services Limited	Ireland
372	Mercer Financial Services Middle East Limited	United Arab Emirates
373	Mercer Global Investments Canada Limited	Canada
374	Mercer Global Investments Europe Limited	Ireland
375	Mercer Global Investments Management Limited	Ireland
376	Mercer Health & Benefits Administration LLC	Delaware
377	Mercer Health & Benefits LLC	Delaware
378	Mercer Holdings, Inc.	Philippines
379	Mercer Holdings, Inc.	Delaware
380	Mercer HR Consulting Borrower LLC	Delaware
381	Mercer HR Services, LLC	Delaware
382	Mercer Human Resource Consulting (NZ) Limited	New Zealand
383	Mercer Human Resource Consulting Ltda	Brazil

384	Mercer Human Resource Consulting S.A. de C.V.	Mexico
385	Mercer Inc.	Delaware
386	Mercer India Private Limited	India
387	Mercer Investment Consulting Limited	Ireland
388	Mercer Investment Consulting Limited	Hong Kong
389	Mercer Investment Consulting, Inc.	Kentucky
390	Mercer Investment Management, Inc.	Delaware
391	Mercer Investment Nominees (NZ) Limited	New Zealand
392	Mercer Investments (Australia) Limited	Australia
393	Mercer Investments (Korea) Co., Ltd.	Korea, Republic of
394	Mercer Ireland Holdings Limited	Ireland
395	Mercer Italia Srl	Italy
396	Mercer Japan Ltd	Japan
397	Mercer Korea Co. Ltd.	Korea, Republic of
398	Mercer Limited	United Kingdom
399	Mercer LLC	Delaware
400	Mercer Management Consulting Holding GmbH	Germany
401	Mercer Master Trustees Limited	Ireland
402	Mercer Mauritius Ltd.	Mauritius
403	Mercer MC Consulting Borrower LLC	Delaware
404	Mercer ME Benefits Valuation Services LLC	Delaware
405	Mercer Outsourcing (Australia) Pty Ltd	Australia
406	Mercer Pensionsraadgivning A/S	Denmark
407	Mercer Philippines, Inc.	Philippines
408	Mercer PS Benefits Valuation Services LLC	Delaware
409	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
410	Mercer Superannuation (Australia) Limited	Australia
411	Mercer Treuhand GmbH	Germany
412	Mercer Trust Company	New Hampshire
413	Mercer Trustees Limited	Ireland
414	Mercer Trustees Limited	United Kingdom
415	Mercer Wealth Solutions Limited	New Zealand
416	Mercer Zainal Consulting Sdn Bhd	Malaysia
417	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
418	Mercury Insurance Services Pty Ltd	Australia
419	MM Risk Services Pty Ltd (In Liquidation)	Australia
420	MMA Mid-Atlantic Employee LLC	Delaware
421	MMC 28 State Street Holdings Inc.	Delaware
422	MMC Borrower LLC	Delaware
423	MMC Capital, Inc.	Delaware
424	MMC GP III, Inc.	Delaware
425	MMC International Limited	United Kingdom
426	MMC International Treasury Centre Limited	United Kingdom
427	MMC Realty, Inc.	New York
428	MMC Securities (Europe) Limited	United Kingdom
429	MMC Securities Corp.	Delaware
430	MMC UK Group Limited	United Kingdom
431	MMC UK Pension Fund Trustee Limited	United Kingdom
432	MMOW Limited	United Kingdom

433	MMRC LLC	Delaware
434	MMSC Holdings, Inc.	Delaware
435	MOW Holding LLC	Delaware
436	MRC Marsh Risk Consulting GmbH	Germany
437	Muir Beddal (Zimbabwe) Limited	Zimbabwe
438	National Economic Research Associates, Inc.	California
439	National Economic Research Associates, Inc.	Delaware
440	NERA Australia Pty. Ltd.	Australia
441	NERA do Brasil Ltda.	Brazil
442	NERA Economic Consulting GmbH	Germany
443	NERA Economic Consulting Limited	New Zealand
444	NERA S.R.L.	Italy
445	NERA SAS	France
446	NERA UK Limited	United Kingdom
447	Neuburger Noble Lowndes GmbH	Germany
448	NIA Securities, LLC	New Jersey
449	Normandy Reinsurance Company Limited	Bermuda
450	Nui Marsh (PNG) Limited	Papua New Guinea
451	O.R.C. Canada Inc.	Canada
452	Oliver Wyman (Bermuda) Limited	Bermuda
453	Oliver Wyman AB	Sweden
454	Oliver Wyman Actuarial Consulting, Inc.	Delaware
455	Oliver Wyman AG	Switzerland
456	Oliver Wyman B.V.	Netherlands
457	Oliver Wyman Consulting GmbH	Germany
458	Oliver Wyman Consulting Limited (in liquidation)	United Kingdom
459	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
460	Oliver Wyman Corporate Risk Consulting, Inc.	Delaware
461	Oliver Wyman Delta Limited (in liquidation)	United Kingdom
462	Oliver Wyman Delta SAS	France
463	Oliver Wyman FZ-LLC	United Arab Emirates
464	Oliver Wyman Germany GmbH	Germany
465	Oliver Wyman GmbH	Germany
466	Oliver Wyman Group KK	Japan
467	Oliver Wyman Leadership Development Limited (in liquidation)	United Kingdom
468	Oliver Wyman Limited	United Kingdom
469	Oliver Wyman LLC	Delaware
470	Oliver Wyman LLC	Russian Federation
471	Oliver Wyman Ltd.	Korea, Republic of
472	Oliver Wyman Pte. Ltd.	Singapore
473	Oliver Wyman Pty. Ltd.	Australia
474	Oliver Wyman S.L.	Spain
475	Oliver Wyman S.r.l.	Italy
476	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
477	Oliver Wyman SNC	France
478	Oliver Wyman, Inc.	Delaware
479	Oliver Wyman, S. de R.L. de C.V.	Mexico
480	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee	Canada

481	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
482	Omega Indemnity (Bermuda) Limited	Bermuda
483	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
484	Organization Resources Counselors Limited	United Kingdom
485	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
486	Pension Trustees Limited	United Kingdom
487	Pensionsservice Benefit Network Sverige AB	Sweden
488	PFT Limited	United Kingdom
489	PI Indemnity Company, Limited	Ireland
490	Potomac Insurance Managers, Inc.	Delaware
491	Prentis Donegan & Partners (Holdings) Limited (in liquidation)	United Kingdom
492	Prentis Donegan & Partners Limited (in liquidation)	United Kingdom
493	PT Marsh Indonesia	Indonesia
494	PT Mercer Indonesia	Indonesia
495	PT Quantum Computing Services	Indonesia
496	PT Quantum Investments	Indonesia
497	PT Quantum Support Services	Indonesia
498	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
499	R. Mees & Zoonen Assuradeuren B.V.	Netherlands
500	R. Mees & Zoonen Holdings B.V.	Netherlands
501	Rattner Mackenzie Limited (in liquidation)	United Kingdom
502	Reclaim Consulting Services Limited (in liquidation)	United Kingdom
503	Resource Benefit Associates	Nigeria
504	Rivers Group Limited	United Kingdom
505	Rockefeller Risk Advisors, Inc. (for dissolution)	New York
506	Rutherfoord Financial Services, Inc.	Virginia
507	Rutherfoord International, Inc.	Virginia
508	SAFCAR-Marsh	Mali
509	SCIB (Bermuda) Limited	Bermuda
510	Seabury & Smith Borrower LLC	Delaware
511	Seabury & Smith, Inc.	Delaware
512	Second Opinion Insurance Services	California
513	SEDFEMA Insurance Brokers, Inc.	Philippines
514	Sedgwick (Bermuda) Limited	Bermuda
515	Sedgwick (Deutschland) GmbH	Germany
516	Sedgwick (Holdings) Pty. Limited	Australia
517	Sedgwick Consulting Group Limited	United Kingdom
518	Sedgwick Dineen Group Limited	Ireland
519	Sedgwick Far East Limited (in liquidation)	United Kingdom
520	Sedgwick Financial Services Limited	United Kingdom
521	Sedgwick Forbes Middle East Limited	Jersey
522	Sedgwick Group (Australia) Pty. Limited	Australia
523	Sedgwick Group (Bermuda) Limited	Bermuda
524	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
525	Sedgwick Group Limited	United Kingdom
526	Sedgwick Holdings (Private) Limited	Zimbabwe
527	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
528	Sedgwick Internationaal B.V.	Netherlands
529	Sedgwick Limited	United Kingdom

530	Sedgwick Management Services (Barbados) Limited	Barbados
531	Sedgwick Management Services (Bermuda) Limited	Bermuda
532	Sedgwick Management Services (London) Limited (in liquidation)	United Kingdom
533	Sedgwick Management Services (Singapore) Pte Limited	Singapore
534	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
535	Sedgwick Noble Lowndes Group Limited	United Kingdom
536	Sedgwick Noble Lowndes Limited	United Kingdom
537	Sedgwick Noble Lowndes Limited	Hong Kong
538	Sedgwick OS Limited (in liquidation)	United Kingdom
539	Sedgwick Overseas Investments Limited	United Kingdom
540	Sedgwick Pte Ltd	Singapore
541	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
542	Sedgwick Re Asia Pacific Pty Limited	Australia
543	Sedgwick Trustees Limited	United Kingdom
544	Sedgwick UK Risk Services Limited	United Kingdom
545	Sedgwick Ulster Pension Trustees Limited	United Kingdom
546	Sedgwick, Inc. (for dissolution)	New York
547	Settlement Trustees Limited	United Kingdom
548	Shanghai Mercer Insurance Broking Company	China
549	SICAR Marsh S.A.R.L.	Burkina Faso
550	Societe d'Assurances et de Participations Guian S.A.	France
551	Southern Marine & Aviation Underwriters, Inc.	Louisiana
552	Southern Marine & Aviation, Inc.	Louisiana
553	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
554	T.M.G. 2010 Limited (in liquidation)	United Kingdom
555	The Bostonian Group Insurance Agency, Inc.	Massachusetts
556	The Carpenter Management Corporation	Delaware
557	The Schinnerer Group, Inc.	Delaware
558	Tobelan S.A.	Uruguay
559	Tower Hill Limited	United Kingdom
560	Tower Place Developments (West) Limited	United Kingdom
561	Tower Place Developments Limited	United Kingdom
562	U.T.E. AMG	Spain
563	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
564	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
565	U.T.E. Marsh - CCM Brokers	Spain
566	U.T.E. Marsh - CCM JCCM	Spain
567	U.T.E. Marsh - CCM SESCAM	Spain
568	U.T.E. Marsh - Disbrok Diputacion de Badajoz	Spain
569	U.T.E. Marsh - Disbrok Junta 2006	Spain
570	U.T.E. Marsh - Efir Gestion	Spain
571	U.T.E. Marsh - Salvado Reus	Spain
572	U.T.E. Marsh - Salvado Vila-Seca 2010	Spain
573	U.T.E. Marsh - Verssa	Spain
574	U.T.E. Marsh - Zihurko (in liquidation)	Spain
575	UABDB Marsh Lietuva	Lithuania
576	Ulster Insurance Services Limited (in liquidation)	United Kingdom
577	Uniservice Insurance Company Limited	Bermuda
578	Unison Management (Bermuda) Ltd. (for dissolution)	Bermuda

579	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
580	Victor O. Schinnerer & Company Limited	United Kingdom
581	Victor O. Schinnerer & Company, Inc.	Delaware
582	Victoria Hall Company Limited	Bermuda
583	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
584	William M. Mercer AB	Sweden
585	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil
586	Yokogawa Organization Resources Counselors Corporations	Japan